Investor Presentation Q3 Fiscal 2016 Update August 2016 Exhibit 99

Safe Harbor For Forward Looking Statements
2
This
presentation
may
contain
“forward-looking
statements”
as
defined
by
the
Private
Securities
Litigation
Reform
Act
of
1995,
including
statements
regarding
future
prospects,
plans,
objectives,
goals,
projections,
estimates
of
oil
and
gas
quantities,
strategies,
future
events
or
performance
and
underlying
assumptions,
capital
structure,
anticipated
capital
expenditures,
completion
of
construction
projects,
projections
for
pension
and
other
post-retirement
benefit
obligations,
impacts
of
the
adoption
of
new
accounting
rules,
and
possible
outcomes
of
litigation
or
regulatory
proceedings,
as
well
as
statements
that
are
identified
by
the
use
of
the
words
“anticipates,”
“estimates,”
“expects,”
“forecasts,”
“intends,”
“plans,”
“predicts,”
“projects,”
“believes,”
“seeks,”
“will,”
“may,”
and
similar
expressions.
Forward-looking
statements
involve
risks
and
uncertainties
which
could
cause
actual
results
or
outcomes
to
differ
materially
from
those
expressed
in
the
forward-looking
statements.
The
Company’s
expectations,
beliefs
and
projections
are
expressed
in
good
faith
and
are
believed
by
the
Company
to
have
a
reasonable
basis,
but
there
can
be
no
assurance
that
management’s
expectations,
beliefs
or
projections
will
result
or
be
achieved
or
accomplished.
In
addition
to
other
factors,
the
following
are
important
factors
that,
in
the
view
of
the
Company,
could
cause
actual
results
to
differ
materially
from
those
discussed
in
the
forward-
looking
statements:
Impairments
under
the
SEC’s
full
cost
ceiling
test
for
natural
gas
and
oil
reserves;
changes
in
the
price
of
natural
gas
or
oil;
financial
and
economic
conditions,
including
the
availability
of
credit,
and
occurrences
affecting
the
Company’s
ability
to
obtain
financing
on
acceptable
terms
for
working
capital,
capital
expenditures
and
other
investments,
including
any
downgrades
in
the
Company’s
credit
ratings
and
changes
in
interest
rates
and
other
capital
market
conditions;
delays
or
changes
in
costs
or
plans
with
respect
to
Company
projects
or
related
projects
of
other
companies,
including
difficulties
or
delays
in
obtaining
necessary
governmental
approvals,
permits
or
orders
or
in
obtaining
the
cooperation
of
interconnecting
facility
operators;
governmental/regulatory
actions,
initiatives
and
proceedings,
including
those
involving
rate
cases
(which
address,
among
other
things,
target
rates
of
return,
rate
design
and
retained
natural
gas),
environmental/safety
requirements,
affiliate
relationships,
industry
structure,
and
franchise
renewal;
factors
affecting
the
Company’s
ability
to
successfully
identify,
drill
for
and
produce
economically
viable
natural
gas
and
oil
reserves,
including
among
others
geology,
lease
availability,
title
disputes,
weather
conditions,
shortages,
delays
or
unavailability
of
equipment
and
services
required
in
drilling
operations,
insufficient
gathering,
processing
and
transportation
capacity,
the
need
to
obtain
governmental
approvals
and
permits,
and
compliance
with
environmental
laws
and
regulations;
changes
in
laws,
regulations
or
judicial
interpretations
to
which
the
Company
is
subject,
including
those
involving
derivatives,
taxes,
safety,
employment,
climate
change,
other
environmental
matters,
real
property,
and
exploration
and
production
activities
such
as
hydraulic
fracturing;
changes
in
price
differentials
between
similar
quantities
of
natural
gas
or
oil
at
different
geographic
locations,
and
the
effect
of
such
changes
on
commodity
production,
revenues
and
demand
for
pipeline
transportation
capacity
to
or
from
such
locations;
other
changes
in
price
differentials
between
similar
quantities
of
natural
gas
or
oil
having
different
quality,
heating
value,
hydrocarbon
mix
or
delivery
date;
the
cost
and
effects
of
legal
and
administrative
claims
against
the
Company
or
activist
shareholder
campaigns
to
effect
changes
at
the
Company;
uncertainty
of
oil
and
gas
reserve
estimates;
significant
differences
between
the
Company’s
projected
and
actual
production
levels
for
natural
gas
or
oil;
changes
in
demographic
patterns
and
weather
conditions;
changes
in
the
availability,
price
or
accounting
treatment
of
derivative
financial
instruments;
changes
in
economic
conditions,
including
global,
national
or
regional
recessions,
and
their
effect
on
the
demand
for,
and
customers’
ability
to
pay
for,
the
Company’s
products
and
services;
the
creditworthiness
or
performance
of
the
Company’s
key
suppliers,
customers
and
counterparties;
economic
disruptions
or
uninsured
losses
resulting
from
major
accidents,
fires,
severe
weather,
natural
disasters,
terrorist
activities,
acts
of
war,
cyber
attacks
or
pest
infestation;
significant
differences
between
the
Company’s
projected
and
actual
capital
expenditures
and
operating
expenses;
changes
in
laws,
actuarial
assumptions,
the
interest
rate
environment
and
the
return
on
plan/trust
assets
related
to
the
Company’s
pension
and
other
post-retirement
benefits,
which
can
affect
future
funding
obligations
and
costs
and
plan
liabilities;
increasing
health
care
costs
and
the
resulting
effect
on
health
insurance
premiums
and
on
the
obligation
to
provide
other
post-retirement
benefits;
or
Increasing
costs
of
insurance,
changes
in
coverage
and
the
ability
to
obtain
insurance.
Forward-looking
statements
include
estimates
of
oil
and
gas
quantities.
Proved
oil
and
gas
reserves
are
those
quantities
of
oil
and
gas
which,
by
analysis
of
geoscience
and
engineering
data,
can
be
estimated
with
reasonable
certainty
to
be
economically
producible
under
existing
economic
conditions,
operating
methods
and
government
regulations.
Other
estimates
of
oil
and
gas
quantities,
including
estimates
of
probable
reserves,
possible
reserves,
and
resource
potential,
are
by
their
nature
more
speculative
than
estimates
of
proved
reserves.
Accordingly,
estimates
other
than
proved
reserves
are
subject
to
substantially
greater
risk
of
being
actually
realized.
Investors
are
urged
to
consider
closely
the
disclosure
in
our
Form
10-K
available
at
www.nationalfuelgas.com.
You
can
also
obtain
this
form
on
the
SEC’s
website
at
www.sec.gov.
For
a
discussion
of
the
risks
set
forth
above
and
other
factors
that
could
cause
actual
results
to
differ
materially
from
results
referred
to
in
the
forward-looking
statements,
see
“Risk
Factors”
in
the
Company’s
Form
10-K
for
the
fiscal
year
ended
September
30,
2015
and
the
Forms
10-Q
for
the
quarters
ended
December
31,
2015,
March
31,
2016
and
June
30,
2016.
The
Company
disclaims
any
obligation
to
update
any
forward-looking
statements
to
reflect
events
or
circumstances
after
the
date
thereof
or
to
reflect
the
occurrence
of
unanticipated
events.

National Fuel

CANADA
Lake Ontario
NY
Lake Erie
PA
OH

•
2.3 Tcfe
Proved Reserves
(1)
•
785,000 net acres in Marcellus Shale
•
3 million Bbls/year of crude oil
production in California
3
(1)
Total proved reserves are as of September 30, 2015.
(2)
For the trailing twelve months ended June 30, 2016. A reconciliation of Adjusted EBITDA to Net Income as presented on the Consolidated Statement of Income and Earnings Reinvested in the
Business is included at the end of this presentation.
National Fuel Gas Company
Quality Assets  |  Exceptional Location  | Unique Integration
•
$267 million annual adjusted EBITDA
(2)
•
$1.2 billion midstream investments
since 2010
•
Coordinated infrastructure build-out
in Appalachia with NFG Upstream
•
740,000 Utility customer accounts
•
Stable, regulated earnings & cash flows
•
Generates operational and financial
synergies with other segments
Upstream
Midstream
Downstream

National Fuel

CANADA
Lake Ontario
NY
NY
WDA "Tier 1" Acreage
PA
PA

200,000 “Tier 1” fee-held acres in Pa.
1,100 locations economic < $2.00/MMBtu
with minimal lease expiration
Just-in-time build-out of Clermont
Gathering System limits stranded
pipeline assets/capital
Northern Access projects to
transport 660 MDth/d of Seneca-
operated WDA production by FY18
Integrated Vision for Long-term Growth in Appalachia
4
Exploration & Production
Pipeline & Storage
Gathering
1
2
3
1
2
Long-term, return-
driven approach
to developing vast
Marcellus & Utica
acreage position
Connecting Our
Production to Our
Interstate Pipeline
System
Expanding Our
Interstate Pipeline
System to Reach
Premium Markets
3

FY 2017 Capital Budget and Operating Plan
5
(1)
Upstream
Capital Expenditures by Segment ($MM)
FY2017 Operating Plan Highlights
Appalachia: 1-rig program / daylight-only frac
crew
FY17 development pace is designed to utilize
680Mdth/d of new FT available in FY18
Flexibility to accelerate D&C to grow into FT efficiently
California: $35-
$45 million capex
to keep production flat
Midstream
Downstream
Utility: Planning to accelerate pipeline replacement in NY
from 90 miles to 110 miles per year
Gathering: Just-in-time installation of gathering pipelines
and compression facilities to accommodate Seneca growth
Pipeline & Storage: Construction of Northern Access
$455 million project (~$300mm to be spent in FY17)
Remain on track to receive regulatory approvals
for Nov. 2017 in-service
Note:
A
reconciliation
to
Capital
Expenditures
as
presented
on
the
Consolidated
Statement
of
Cash
Flows
is
included
at
the
end
of
this
presentation.
$94
$90 -
$100
$90 -
$100
$230
$125 -
$140
$400 -
$450
$118
$55 -
$65
$75 -
$85
$557
$120 -
$135
$160 -
$200
$1,001
$390 -
$440
$725 -
$835
$0
$500
$1,000
$1,500
2015
2016
Forecast
2017
Forecast
Exploration & Production Segment
Gathering Segment
Pipeline & Storage Segment
Utility Segment
Energy Marketing & Other
(1) FY 2016 and FY 2017 capital expenditure guidance reflects the netting of up-front and recurring proceeds received from joint development partner for working interest in joint development wells.

Corporate
Unique Asset Mix and Integrated Model Provide Balance and Stability
The National Fuel Value Proposition
6
Fee ownership on ~715,000 net acres in WDA = limited royalties or drilling commitments
Seneca has >900,000 Dth/day of firm transportation & sales contracts by start of fiscal 2018
Stacked pay potential in Utica and Geneseo shales across Marcellus acreage
Coordinated gathering & interstate pipeline infrastructure build-out with NFG midstream
Opportunity for further pipeline expansion to accommodate Appalachian supply growth
Creating long-term sustainable value remains our #1 shareholder priority
Considerable Upstream and Midstream Growth Opportunities in Appalachia
Geographical and operational integration drives capital flexibility and reduces costs
Cash flow from rate-regulated businesses supports interest costs and funds the dividend
NFG is Well Positioned to Endure Current Commodity Price Environment
Investment grade credit rating and liquidity to support long-term Appalachian growth strategy
Strong hedge book helps insulate near-term earnings and cash flows from commodity volatility
Disciplined and flexible capital investment that is focused on economic returns

Appalachia Overview Exploration & Production | Gathering | Pipeline & Storage 7

SENECA RESOURCES

Chautauqua
Cattaraugus
Allegany
Steuben
WARREN
CRAWFORD
POTTER
TIOGA
FOREST
VENANGO
MERCER
LYCOMING
CLARION
JEFFERSON
CLEARFIELD
PERRY
DAUPHIN

Exploration & Production
Appalachia
Significant Appalachian Acreage Position
8
•
153 wells able to produce 280 MMcf/d
•
50-60 remaining Marcellus locations
•
Additional strong Utica & Geneseo potential
•
Limited development drilling until firm
transportation on Atlantic Sunrise
(190 MDth/d) is available in late 2017
•
Mostly leased (16-18% royalty)
•
No near-term lease expirations
Eastern Development Area (EDA)
70,000 Acres
Western Development Area (WDA)
715,000 Acres
•
125 wells able to produce 290 MMcf/d
•
Large inventory of high quality Marcellus acreage
•
NFG midstream infrastructure supporting growth
•
660 MDth/d firm transportation by fiscal 2018
•
Mineral fee ownership enhances economics
•
Highly contiguous nature drives efficiencies

Exploration & Production
Appalachia
Marcellus Shale: Western Development Area
9
(1)
Internal rate of return (IRR) is pre-tax and includes estimated well costs under the current well design and cost structure and projected firm transportation, gathering, LOE and other operating costs.
CRV well designs assume 8,000 ft. lateral.  Hemlock/Ridgway well designs assume 8,800 ft. lateral.  Other Tier 1 well designs assume 8,500 ft. lateral.  All well designs assume 190 ft. frac stage spacing.
WDA Tier 1 Acreage –
200,000 Acres
WDA Tier 1 Marcellus Economics
(1)
WDA Highlights
Avg
$3.00
15% IRR
Locations
EUR
NYMEX/Dawn
Realized
Remaining
(Bcf)
IRR%
Price
CRV
54
8.5-9.5
22%
$1.94
Hemlock/Ridgway
636
8-9
22%
$1.97
Other Tier 1
406
7-8
21%
$1.99
Large drilling inventory of quality Marcellus dry gas
o
~1,100 locations economic < $2.00/MMBtu realized
NFG midstream infrastructure supporting growth
o
NFG Clermont Gathering System
o
660 MDth/d firm transport on NFG projects by FY18
Fee acreage provides flexibility/enhances economics
o
No royalty on most acreage
o
No lease expirations or requirements to drill acreage
Highly contiguous position drives D&C efficiencies
o
Multi-well pad drilling averaging 10 wells per pad
o
Average lateral length to date = 7,800 ft.
o
Centralized water sourcing & disposal infrastructure
3 additional Utica tests expected in fiscal 2016/2017
Clermont/
Rich Valley
Hemlock
Ridgway
2
-
4 BCF/well
7-
9.5 BCF/well
4 -
6 BCF/well
EUR Color Key

Exploration & Production
Appalachia
Transaction
Seneca WDA Joint Development Agreement
10
Key Terms
On June 13, 2016, Seneca announced the extension of asset-level joint development agreement with IOG CRV -
Marcellus Capital, LLC, an affiliate of IOG Capital, LP, and funds managed by affiliates of Fortress Investment Group
LLC, to jointly develop Marcellus Shale natural gas assets located in the Western Development Area.
Assets: 75 current and future Marcellus development wells
in the Clermont/Rich Valley region of Seneca’s WDA.
Locations Developed Under Initial Obligation: 39 wells
Remaining Locations to be Developed: 36 wells
Partner Option: IOG has one-time option to participate in a
7-well pad to be completed before December 31, 2017
Economics:
IOG participates as an 80% working interest
owner until the IOG achieves a 15% IRR hurdle. Seneca
retains a 7.5% royalty and remaining 20% working interest.
Strategic Rationale
Significantly reduces near-term upstream capital spending
Initial 39 wells
-
$170 million
(1)
Remaining 36 wells -
$155 million
(1)
Validates quality of Seneca’s Tier 1 Marcellus WDA acreage
Seneca maintains activity levels to continue to drive
Marcellus drilling and completion efficiencies
Solidifies NFG’s midstream growth strategy:
Gathering
-
All production from JV wells will flow
through NFG Midstream’s Clermont Gathering System
Pipeline & Storage -
Provides production growth that
will utilize the 660 MDth/d of firm transportation
capacity on NFG’s Northern Access pipeline expansion
projects available starting Nov. 1, 2017
Strengthened balance sheet and makes Seneca cash flow
positive in near-term
Natural Gas Marketing: IOG to receive same realized price
before hedging as Seneca on production from the joint
development wells, including firm sales and the cost of firm transportation.
Seneca
IOG
Working Interest
20%
80%
Net Revenue Interest
26%
74%
(1)  Estimated reduction in capital expenditures from joint development agreement assumes current wells costs.

SENECA RESOURCES

Clermont/Rich Valley Area
Pittsburgh
D07-C
D07-I
D07-N
D07-U
E07-S
E07-Q
E07-R
E08-C
E08-H
E08-F
E08-J
E08-L
E08-T
E08-D
E09-J
E09-F
E09-H
E09-M
E09-S
E09-T
E09-O
E09-U
D08-U
D08-Q
D08-N
D08-M
D08-G
C08-J
Clermont East
Clermont West
Rich Valley
C08-F
C08-E
C08-X
C08-G
C09-D
C09-G
D09-D
D09-NF-A
F10-F
F10-N
F10-B
F10-M
F10-T
F10-A
F10-U
Legend
Producing Wells
Drilled Wells
Planned Wells
IOG Wells
Clermont Gathering System (in-service)
Clermont Gathering System (future)

Exploration & Production
Appalachia
Integrated
WDA
Development
-
Upstream
11
Clermont/Rich Valley Development Map
CRV Development Summary
•
Current: 103 wells able to produce ~280 MMcf/d
•
Dropped to 1 rig in March 2016 (down from 3 rigs
to start fiscal 2016)
•
Just-in-time gathering infrastructure build-out
provides significant capital flexibility based on
pace of Seneca’s development program
•
Regional focus of development minimizes capital
outlay and improves returns

SENECA RESOURCES

Down 56% since 2012

Down 72% since 2012

$ /lateral foot

Exploration & Production
Appalachia
Best in Class Marcellus Well Costs
12
(1)
Appalachian peers include AR, COG, EQT, RICE, RRC & SWN. Data obtained or recalculated from most recent peer company presentations.
$248
$148
$109
$91
$70
$0
$100
$200
$300
FY 2012
FY 2013
FY 2014
FY 2015
FY 2016E
$275
$208
$174
$153
$120
$0
$100
$200
$300
FY 2012
FY 2013
FY 2014
FY 2015
FY 2016E
Marcellus Drilling Cost per Foot
Marcellus Completion Cost per Stage ($000s)
Average
Marcellus
Well
Costs
vs.
Appalachian
Peers
(1)
$5,300
$5,700
$5,630
$6,545
$5,700
$8,100
$7,350
8,000
7,000
6,876
7,700
6,500
9,000
7,500
Avg. Well Cost ($000s)
Avg. Lateral Length (ft)
WDA Acreage Position & Operational Efficiencies Driving Best-in-Class Well Costs in Marcellus
Peer Average
$873 per lateral ft
$663
$814
$819
$850
$877
$900
$980
$500
$600
$700
$800
$900
$1,000
Seneca
CRV
Peer 1
Peer 2
Peer 3
Peer 4
Peer 5
Peer 6

National Fuel

INTERCONNECTS
COMPRESSOR STATION
TGP 300
DOMINION
McKean County
Elk County
Cameron County
NATIONAL FUEL
CLERMONT IN-SERVICE
CLERMONT FUTURE EXPANSION
SENECA RESOURCES ACREAGE

Appalachia
Gathering
Integrated
WDA
Development
-
Gathering
13
Current System In-Service
•
~67 miles of pipe/26,220 HP of compression
•
Current Capacity: 470 MMcf
per day
•
Interconnects with TGP 300
•
Total CapEx
To Date: $254 million
Fiscal 2017 Build Out
•
Remaining FY16 CapEx: $8-12 million
•
FY17 CapEx: $75 to $85 million
•
Adjusted timing of gathering & compression
investment to match Seneca’s modified
development schedule/Northern Access
Future Build-Out
•
Ultimate capacity can exceed 1 Bcf/d
•
Over 300 miles of pipelines and five
compressor stations (+60,000 HP installed)
•
Deliverability into TGP 300 and NFG Supply
Gathering System Build-Out Tailored
to Accommodate Seneca’s WDA Development
Clermont Gathering System Map

ADA
Lake Ontario
Erie
NY
CLERMONT
PA
NATIONAL FUEL PIPELINES
MAJOR TRANSMISSION PIPELINES
SENECA RESOURCES ACREAGE

Appalachia
Pipeline & Storage
Integrated WDA Development -
Interstate Pipelines
14
(1) 40,000 Dth per day went in-service on November 1, 2015. The remaining 100,000 Dth per day was placed in-service on December 1, 2015.
Northern Access 2015
•
Customer: Seneca Resources (NFG)
•
In-Service: November 2015
(1)
•
System: NFG Supply Corp.
•
Capacity: 140,000 Dth per day
o
Leased to TGP as part of TGP’s
Niagara Expansion project
•
Delivery Interconnect:
o
Niagara (TransCanada)
•
Major Facilities:
o
23,000 hp Compression
•
Total Cost: $67.1 million
•
Annual Revenues: $13.3 million
Expanding Our Interstate Pipelines to Deliver Seneca’s WDA Production to Canada
Niagara

CANADA
Lake Ontario
Lake Erie
NY
CLERMONT
PA
NATIONAL FUEL PIPELINES
MAJOR TRANSMISSION PIPELINES
SENECA RESOURCES ACREAGE

Appalachia
Pipeline & Storage
15
Northern Access 2016
•
Customer: Seneca Resources (NFG)
•
In-Service: Now targeting Nov. 1, 2017
•
Capacity:  490,000 Dth/d
•
Receipt Interconnect:
o
Clermont Gathering System (McKean Pa.)
•
Delivery Interconnects:
o
TransCanada –
Chippawa
(350 MDth/d)
o
TGP 200 –
East Aurora (140 MDth/d)
•
Total Expected Cost: ~$455 Million
•
Major Facilities:
o
98.5 miles –
16” & 24” Pipeline
o
22,214 hp & 5,350 hp Compression
•
FERC/Regulatory Status:
o
FERC Environmental Assessment received
7/27/16 –
Certificate expected late 2016
o
NY DEC 401 Water Quality permit
expected March 2017
Northern Access 2016
to Increase Transport
Capacity Out of WDA by 490,000 Dth/d by FY18
Integrated WDA Development -
Interstate Pipelines
Chippawa
East Aurora

SENECA RESOURCES

Potter
Tioga
Lycoming
SRC Acreage
Fee
Lease
Pipeline by Owner
Transco
Tennessee
NFG Midstream

Exploration & Production
Appalachia
Marcellus Shale: Eastern Development Area
16
(1)  One well included in the total for both Tract 595 and Tract 100 is drilled into and producing from the Geneseo Shale.
EDA Acreage –
70,000 Acres
1
2
3
EDA Highlights
1
Covington & DCNR Tract 595 (Tioga)
o
Marcellus locations fully developed
o
92 wells
(1)
with 90 MMcf/d productive capacity
o
70-80 MDth/d firm sales in FY17
o
NFG Covington Gathering System
o
Opportunity for future Geneseo & Utica dev.
DCNR Tract 100 & Gamble (Lycoming)
o
61 wells
(1)
with 190 MMcf/d productive capacity
o
115-155 MDth/d firm sales in FY17
o
Atlantic Sunrise capacity (190 MDth/d) in FY18
o
NFG Trout Run Gathering System
o
Geneseo well 24 IP test: 14.1MMcf/d on 4,920’ lat
o
Geneseo to provide 100-120 additional locations
DCNR Tract 007 (Tioga)
o
1 Utica and 1 Marcellus exploration well
o
Utica well 24 IP test: 22.7 MMcf/d
o
Expected to be placed on-line in Nov. 2016
o
Utica to provide 70 additional locations
o
Utica Resource potential  = ~1 Tcf
2
3
FY 2017 D&C Plans
Drill 9 and complete 4 Marcellus
wells in Gamble to hold acreage
and prepare for Atlantic Sunrise
capacity (190MDth/d) in FY 2018

Bradford County
Mansfield
TGP
Wellsboro
Covington
MIDSTREAM COVINGTON
Tioga County
Blossburg
Morris
Lycoming County
MIDSTREAM TROUT RUN
Trout Run
Waterville
Cogan Station
TRANSCO
Williamsport
Clinton Co.
Linden
COMPRESSOR STATION
PROCESSING PLANT
SENECA RESOURCES ACREAGE

Appalachia
Gathering
Integrated
EDA
Development
-
Gathering
17
•
In-Service Date: November 2009
•
Capital Expenditures (to date):
$33 Million
•
Capacity: 220,000 Dth per day
•
Production
Source:
Seneca
Resources
–
Tioga
Co.
(Covington and DCNR Tract 595 acreage)
•
Interconnect: TGP 300
•
Facilities: Pipelines and dehydration
•
Future third-party volume opportunities
•
In-Service Date: May 2012
•
Capital Expenditures (to date): $167 Million
•
Capacity: 466,000 to 585,000 Dth per day
•
Production
Source:
Seneca
Resources
–
Lycoming
Co.
(DCNR Tract 100 and Gamble acreage)
•
Interconnect: Transco –
Leidy Lateral
•
Facilities: Pipelines, compression, and dehydration
•
Future third-party volume opportunities
Covington Gathering System
Trout Run Gathering System
Gathering Segment Supporting Seneca’s EDA Production & Future Development
Interconnects

SENECA RESOURCES

Cattaraugus
-5000
Warren
-7000
Dry Gas
Utica High Pressure
Union
Snyder
Mifflin
Juniata

Exploration & Production
Appalachia
Utica Shale Opportunities in WDA
18
Permitted
Drilling
Completed
Production
SRC Vertical
SRC Vertical
+ Horizontal
SRC Planning
2.6 Bcf
2.4 Bcf
1.9 Bcf
1.6 Bcf
1.9 Bcf
1.6 Bcf
SRC –
CRV
June 2016 Test
1.6 Bcf
2.2 Bcf
SRC –
Tract 007
March 2015 Test
2.4 Bcf
1
st
Clermont Rich Valley Utica Well Test On Trend with Northeast Pa. Results
Northeast Pa. Utica Well Results
Estimated EUR/1,000 ft
(1)
CRV Utica Test Well Results
WDA vs. Tioga County
WDA
Tioga County, Pa.
SRC -
CRV
SRC
Tract 007
Industry
Average
Gross EUR/1,000 ft
1.6 Bcf
2.4 Bcf
2.0 Bcf
Approx. NRI %
100%
82%
82%
Net EUR/1,000 ft
1.6 Bcf
2.0 Bcf
1.6 Bcf
Seneca tested 1
Utica well off 10-well Marcellus
pad in Clermont Rich Valley in June 2016:
Lateral length = 4,500 ft
30 day avg. IP /1,000 ft = 1.4 MMcf/d
Estimated EUR/1,000 ft = 1.6 Bcf
Seneca’s CRV Utica also benefits from fee acreage
Next Steps
Next CRV Utica test expected in Q1 FY17
Est. development well cost = $5.5-$6.5mm
Existing pad and gathering infrastructure from
Marcellus development provide economic
advantage
Evaluation to consider competitiveness with
Marcellus economics
(1)  Estimated by Seneca reservoir engineering.  Industry estimates are based on publicly available information (e.g., Pa DEP).
2+ Bcf
st

National Fuel

Lake Ontario
NY
Lake Erie
OH
PA
NJ
MD
WV
NATIONAL FUEL PIPELINES
MAJOR TRANSMISSION PIPELINES

Appalachia
Pipeline & Storage
Recent 3
rd
Party Expansions Highly Successful
19
Expansions for 3
Parties since 2010
Line N Projects
+633 MDth/d
Northern
Access 2012
+320 MDth/d
Empire & Lamont
Expansions
+489 MDth/d
3
Party Expansion Capital Cost ($MM)
Annual Expansion Revenues Added ($MM)
$387 million
since FY 2010
1,442 MDth/d
since FY2010
$72
$132
$183
Northern Access 2012
Empire & Lamont
Line N Projects
$4
$37
$19
$4
$5
$25
~$95
$0
$25
$50
$75
$100
$125
FY11
FY12
FY13
FY14
FY15
FY16E
Cum.
rd
rd

National Fuel

Lake Ontario
TCPL
CHIPPAWA TCPL
TGP 200
HOPEWELL TGP
NY
MILLENNIUM
JACKSON
TGP 300
PA
PRIMARY DELIVERY POINT
EMPIRE PIPELINES
NATIONAL FUEL PIPELINES
MAJOR TRANSMISSION PIPELINES

Appalachia
Pipeline & Storage
Planned Empire System Expansion
20
Empire North Expansion Project
•
Target In-Service: Fiscal 2019
•
System: Empire
Pipeline
•
Target Market:
o
Marcellus & Utica producers in Tioga &
Potter County, Pa.
•
Open Season Capacity: 300,000 Dth/d
•
Receipt Point: Jackson (Tioga Co., Pa.)
•
Delivery Points:
o
180,000 Dth/d to Chippawa
(TCPL)
o
Up to 158,000 Dth/d to Hopewell (TGP)
•
Estimated Cost: $185 million
•
Major Facilities:
o
3 new compressor stations
•
FERC Status:
o
Open Season concluded Nov. 2015 fully
subscribed
o
Precedent agreements currently in
negotiations
Providing Optionality
for Northeast Pennsylvania Producers

CANADA
Lake Ontario
NY
Lake Erie
OH
NATIONAL FUEL PIPELINES
MAJOR TRANSMISSION PIPELINES

Appalachia
Pipeline & Storage
2015 Pipeline Expansion Projects In-Service
21
Westside Expansion & Modernization
In-Service (October 2015)
Tuscarora Lateral
In-Service (November 2015)
2015 Completed Pipeline Expansion Projects
•
Total Cost: $64.8 million
•
Incremental annual revenues of $10.9
million on 49,000 Dth per day capacity
•
Preserves $16.1 million in annual revenues
on existing FT (192,500 Dth/d) and retained
storage (3.3 Bcf) services
•
Total Cost: $82.3 million
o
Expansion: $43.3 million
o
Modernization: $39 million
•
Incremental Annual Revenues: $8.8 million
•
Capacity: 175,000 Dth per day
o
Range Resources (145,000 Dth/d)
o
Seneca Resources (30,000 Dth/d)
Tuscarora
Lateral
Westside
Expansion &
Modernization

Appalachia
Pipeline & Storage
Pipeline & Storage Customer Mix
22
Contracted Transportation
by Shipper Type
(1)
(1)
Contracted as of 1/15/2016.
4.1 MMDth/d
68 MMDth
23%
77%
FT Capacity -
Marketers
Affiliated
Non-Affiliated
60%
40%
FT Capacity  -
LDCs
Affiliated
Non-Affiliated
Producer
36%
LDC
48%
Marketer
9%
Outside
Pipeline
6%
End User
1%
6%
94%
FT Capacity -
Producers
Affiliated
Non-Affiliated
Firm Storage Capacity
Affiliated
Non-Affiliated
46%
54%

Production and Marketing Exploration & Production 23

SENECA RESOURCES

Total Proved Reserves (Bcfe)
Appalachia Driving Proved Reserve Growth
4 Year CAGR: 26%

Production & Marketing
Proved Reserves & Development Costs
24
•
2015 F&D Cost = $0.96
•
Marcellus F&D: $0.79
•
373% Reserve
Replacement Rate
•
65% Proved Developed
(1)
675
988
1,300
1,683
2,142
935
1,246
1,549
1,914
2,344
0
500
1,000
1,500
2,000
2,500
3,000
2011
2012
2013
2014
2015
Natural Gas (Bcf)
Crude Oil (MMbbl)
(1)
Includes approximately 180 Bcf of natural gas proved reserves in Appalachia that will be transferred in fiscal 2016 as interests in the joint development wells are conveyed to the partner.
(2)
Represents a three-year average U.S. finding and development cost.
43.3
42.9
41.6
38.5
33.7
At September 30
2008-2010
$2.37
2009-2011
$2.09
2010-2012
$1.87
2011-2013
$1.67
2012-2014
$1.38
2013-2015
$1.12
Fiscal
Years
3-Year
F&D Cost
(2)
($/Mcfe)

Production & Marketing
Seneca Production
25
(1)
Refer to slide 31 for additional details on fiscal 2016 firm sales and local Appalachian spot market exposure.
Seneca Resources Net Production (Bcfe)
JDA tempers net production growth in FY17
Gross production expected to grow ~10%
Growth is largely being generated from joint
development wells where Seneca has 26% NRI,
resulting in net production flat YOY
Growth will benefit Gathering segment revenues
20.5
20.0
21.2
21.2
20 -
21
20 -
22
62.9
100.7
139.3
136.6
140-144
130-153
67.6
120.7
160.5
157.8
160-165
150-175
0
50
100
150
200
250
2012
2013
2014
2015
2016E
2017E
Appalachia
West Coast (California)
(1)

Production & Marketing
Significant Base of Long-Term Firm Contracts
26
Atlantic Sunrise (Transco)
Delivery Markets: Mid-Atlantic & Southeast U.S.
189,405 Dth/d
Northern Access 2016 (NFG
(2)
, TransCanada & Union)
Delivery Markets: Canada-Dawn & NY-TGP200
490,000 Dth/d
Niagara Expansion (TGP & NFG)
Delivery Markets: Canada-Dawn & TETCO
170,000 Dth/d
Firm Sales
(1)
Northeast Supply Diversification  50,000 Dth/d
FY 2016 to FY2017
465,000+ Dth/d
Fiscal 2018 and beyond
914,405 Dth/d
-
250
500
750
1,000
2016
2017
2018
2019
2020
2021
2022
2023
Includes base firm sales contracts not tied to firm transportation capacity.  Base firm sales are either fixed priced or priced at an index (e.g., NYMEX ) +/- a fixed basis and do not carry any transportation costs.  See slide 28 for details on firm sales portfolio for fiscal 2016.
Includes capacity on both National Fuel Gas Supply Corp. and Empire Pipeline, Inc., both wholly owned subsidiaries of National Fuel Gas Company.
Fiscal Year Start
(1)
(2)

Production & Marketing
Firm Transportation Commitments
27
(1) WMB is now targeting second half of calendar 2017 following the change in the timing of the environmental review from FERC.
Volume
(Dth/d)
Production
Source
Delivery
Market
Demand Charges
($/Dth)
Gas Marketing Strategy
Northeast Supply
Diversification
Project
Tennessee Gas Pipeline
Atlantic Sunrise
WMB -
Transco
In-service: Late 2017
(1)
Niagara Expansion
TGP & NFG
Northern Access
NFG –
Supply & Empire
In-Service: Nov. 1 2017
50,000
189,405
158,000
350,000
EDA -Tioga
County
Covington &
Tract 595
EDA -
Lycoming
County
Tract 100 &
Gamble
WDA –
Clermont
/Rich Valley
WDA –
Clermont
/Rich Valley
12,000
140,000
Canada
(Dawn)
Mid-Atlantic/
Southeast
Canada
(Dawn)
TETCO (SE Pa.)
Canada
(Dawn)
TGP 200
(NY)
$0.50
(3
party)
$0.73
(3
party)
3
party
=
$0.43
NFG pipelines = $0.12
NFG pipelines = $0.38
3
party
=
$0.21
Firm Sales Contracts
50,000 Dth/d
Dawn/NYMEX+
10 years
Firm Sales Contracts
158,000 Dth/d
Dawn/NYMEX+
8 to 15 years
Firm Sales Contracts
189,405 Dth/d
NYMEX+
First 5 years
Firm Sales Contracts
145,000 Dth/d
Dawn/Fixed Price
First 3 years
Weighted Average Transportation Charge on Volumes Transported
$0.64/Dth
Annualized Gross FT Demand Charges –
3rd Parties
Annualized Gross FT Charges –
NFG Affiliates
$111 MM
$97 MM
FY16/FY17
FY18+
$14 MM
$34 MM
$0.63/Dth
rd
rd
rd
rd
NFG pipelines = $0.24
NFG pipelines = $0.50

Production & Marketing
148,800
Less $0.01
116,100
Plus $0.03
100,700
Less $0.01
173,400
Less $0.01
189,500
Less $0.01
41,700 Less $0.33
41,600 Less $0.38
42,600 Less $0.40
12,600 Less $0.57
12,500 Less $0.57
53,300 Less $0.01
63,600 Less $0.01
65,400 Less $0.02
21,400 Less $0.40
24,000 Less $0.40
151,700
$2.41
174,700
$2.37
170,700
$2.46
154,900
$2.45
158,000
$2.44
395,500
396,000
379,500
362,300
384,000
Q4 FY16
Q1 FY17
Q2 FY17
Q3 FY17
Q4 FY17
Fixed Price
Dawn
DOM SP / TGPL
NYMEX
Firm Sales Provide Market for Appalachian Production
28
(1)
Values shown represent the price or differential to a reference price (netback price) at the point of sale.
(2)
Reflects adjustment to gross sales volumes to reflect impact of lease royalties  in EDA and  net revenue interests assigned to  joint development partner  on certain contracts in WDA.
Gross vs.
Net Firm Sales Volumes
Gross
493,100/d
493,000/d
483,000/d
483,000/d
483,000/d
NRI Owners
(2)
97,500/d
97,000/d
103,500/d
120,700/d
99,000/d
Net
395,600/d
396,000/d
379,500/d
362,300/d
384,000/d
FY 2016 and FY 2017 Net Firm Sales by Fiscal Quarter
Pricing Index Key:
Net Contracted Volumes (Dth per day)
Contracted
Index
Price
Differentials
($
per
Dth)
(1)

Production & Marketing
9.9
35.7
26.1
25.6
16.9
4.3
6.6
7.1
22.1
8.4
7.2
7.2
14.2
59.9
14.2
5.9
35.5
124.3
48.7
38.7
27.1
-
50.0
100.0
150.0
Q4 - FY16
FY 2017
FY 2018
FY 2019
FY 2020
NYMEX
Dominion
Dawn & MichCon
Fixed Price Physical Sales
Strong Hedge Book in Fiscal 2016 and 2017
29
(1)
Assumes midpoint of natural gas production guidance, adjusted for year-to-date actual results.
(2)
Fixed
price
physical
sales
exclude
joint
development
partner’s
share
of
fixed
price
contract
WDA
volumes
as
specified
under
the
joint
development
agreement.
Remaining FY 2016 Natural Gas Production
90% hedged
(1)
at $3.31 per MMBtu
Natural Gas Swap & Fixed Physical Sales Contracts (Million MMBtu)
(2)
Fiscal 2017 Natural Gas Production
83% hedged
(1)
at $3.27 per MMBtu

Production & Marketing
Fiscal 2017 Production and Price Certainty
30
(1)
Average realized price reflects uplift from financial hedges less fixed differentials under firm sales contracts and firm transportation costs.
(2)
Indicates firm sales contracts with fixed index differentials to NYMEX but not backed by a matching NYMEX financial hedge.
(3)
Includes non-operated production from Western Development Area (legacy EOG JV wells).
150-175
Bcfe
120 Bcf
12.5 Bcf
(2)
0-18 Bcf
(3)
20-22 Bcfe
Firms
Sales +
Hedges
Firm Sales
(Unhedged)
Spot
Exposure
California
Total
Seneca
160-165
Bcfe
121.3 Bcfe
34 Bcf
0-5 Bcf
(3)
~5 Bcfe
YTD
Actuals
Firm Sales +
Hedges
Spot
Exposure
California
Total
Seneca
Remaining Fiscal 2016 Production
Fiscal 2017 Production
FY17 Natural Gas Price Certainty
120 Bcf realizing net ~$3.05/Mcf
(1)
12.5 Bcf of Additional Basis Protection
Remaining FY16 Natural Gas Price Certainty
34 Bcf realizing net ~$3.10/Mcf
(1)

Production & Marketing
$0.56
$0.59
$0.61
$0.25
$0.14
$0.11
$0.81
$0.73
$0.72
FY 2015
FY 2016E
FY 2017E
LOE (Affiliated Gathering)
LOE (non-Gathering)
G&A
Taxes & Other
Operating Costs
31
$0.49
$0.55
$0.60
$0.57
$0.43
$0.40
$0.42
$0.38
$0.38
$0.22
$0.20
$0.20
$1.70
$1.55
$1.58
FY 2015
FY 2016E
FY 2017E
$16.17
$15.06
$17.88
$16.17
$15.06
$17.88
FY 2015
FY 2016E
FY 2017E
Appalachia LOE & Gathering
$/Mcfe
California LOE
$/Boe
Seneca Resources Consolidated
$/Mcfe
Competitive, low cost structure in Appalachia
and California supports strong cash margins
Gathering fee generates significant revenue
stream for affiliated gathering company
DD&A decrease due to improving Marcellus
F&D costs and reduction in net plant resulting
from ceiling test impairments
DD&A
$/Mcfe
$1.85
$1.52
$0.85 -
$0.90
$0.65 -
$0.75
FY 2014
FY 2015
FY 2016E
FY 2017E
(1)
Excludes $7.9 million
of professional fees relating to the joint development agreement announced in December 2015.
(2)
The
total
of
the
two
LOE
components
represents
the
midpoint
of
LOE
guidance
of
$0.95
to
$1.00
per
Mcfe
for
fiscal
2016
and
$0.95
to
$1.05
per
Mcfe
for
fiscal
2017.
(1)
(2)
(2)
(2)
(2)
(1)

California Overview Exploration & Production 32

SENECA RESOURCES

Visalia
DISTRICT 5
Coalinga
Bakersfield
Santa Maria
DISTRICT 2
Ventura
DISTRICT 1
Cypress
Palmdale
Santa Clarita
Gross Operated Daily Production
(Boe/d)
4,500
4,350
500
1,500
1,700
1,650
1,200
1,100
800
1,460
800

Upstream
California
33
East Coalinga
Temblor Formation
Primary
North Lost Hills
Tulare & Etchegoin Formation
Primary/Steamflood
South Lost Hills
Monterey Shale
Primary
North Midway Sunset
Tulare & Potter Formation
Steamflood
South Midway Sunset
Antelope Formation
Steamflood
Sespe
Sespe Formation
Primary
Stable Oil Production   |   Minimal Capital Investment   |  Free Cash Flow Positive
0
1,500
3,000
4,500
6,000
North
Midway
Sunset
South
Midway
Sunset
South Lost
Hills
North Lost
Hills
Sespe
East
Coalinga
FY 2010
FY 2015

SENECA RESOURCES

Midway-Sunset
Midway-Sunset

✓

✓

✓

Upstream
FY16 Budgeted D&C Portfolio
Modest near-term capital program focused on
locations that earn attractive returns in current  oil
price environment
A&D will focus on low cost, bolt-on opportunities
Sec. 17 and Hoyt farm-ins to provide future growth
•
F&D (est.) = $6.50/Boe
Economic Development Focused on Midway Sunset
34
(1) Reflects pre-tax IRRs at a $50/Bbl WTI.
Hoyt
South
MWSS
Acreage
North
MWSS
Acreage
Sec. 17N
North
South
South
North
37%
49%
~30%
NMWSS
SMWSS
Farm-in Projects
Midway Sunset Economics
MWSS Project IRRs at $50/Bbl
(1)

Upstream
California Average Daily Net Production
35
$35-$45 Million Annual Capital Spending Expected to Keep CA Production Flat
9,322
9,078
9,699
9,674
9,400
9,600
0
2,500
5,000
7,500
10,000
2012
2013
2014
2015
2016
Forecast
2017
Forecast
Fiscal Year

Upstream
$11.79
$3.19
$4.91
$2.62
$1.86
$30.44
Non-Steam Fuel LOE
Steam Fuel
G&A
Production & Other
Taxes
Other Operating Costs
Adjusted EBITDA
West Division Adjusted EBITDA per BOE
Trailing 12-months Ended 6/30/16
Strong Margins Support Significant Free Cash Flow
36
(1)
Average revenue per BOE  includes impact of hedging and other revenues.
Note: A reconciliation of Adjusted EBITDA margin to Net Income as presented on the Consolidated Statement of Income and Earnings Reinvested in the Business is included at the end of this presentation.
EBITDA per BOE includes Seneca corporate results and eliminations.
Average Revenue
Less: Cash Costs
= Adjusted EBITDA
$ 24.37
$ 54.81
$ 30.44
California Margins (per BOE)
(1)

37

CANADA
Lake Ontario
Lake Erie
PA
NJ
CT
MD
UTILITY SERVICE AREA

Downstream
New York & Pennsylvania Service Territories
38
(1)  As of September 30, 2015.
New York
Pennsylvania
Total Customers
(1)
: 526,323
ROE: 9.1% (NY PSC Rate Case Settlement, May 2014)
Rate Mechanisms:
o
Earnings Sharing
o
Revenue Decoupling
o
Weather Normalization
o
Low Income Rates
o
Merchant Function Charge (Uncollectibles
Adj.)
o
90/10 Sharing (Large Customers)
Filed Rate Case with NY PSC on 4/28/16
Total Customers
(1)
: 213,652
ROE: Black Box Settlement (2007)
Rate Mechanisms:
o
Low Income Rates
o
Merchant Function Charge

Downstream
New York Rate Case
39
Background
On April 28, 2016, National Fuel Gas Distribution Corporation filed a request with the New York
Public Service Commission (NY PSC) to amend its tariff and increase its base rates.  National Fuel’s base rates have not changed since the last base rate case was litigated in 2007.
Key Drivers
Timeline
•
Requesting rate relief that would increase annual revenues by $41.7 million
•
Key drivers of revenue requirement:
Significant
increase
in
net
plant
-
$127.5
million
-
and
related
depreciation
expense
since
9/30/2006, the test year associated with the 2007 rate proceeding
Continued investment in pipeline replacement and system modernization to enhance and ensure safe, reliable service
•
Accelerated removal of vintage pipe from current annual target of 95 miles to 110 miles
•
Replacement
of
aging
information
technology
infrastructure
completed
in
2
nd
half
of
FY16
Commitment to low income customer, conservation and gas expansion initiatives
April 28, 2016
Request filed with NY PSC
for $41.7mm in rate relief
May 11, 2016
NY PSC issued a Notice suspending
the effective date of proposed rate
increase from May 31, 2016 to
September 27, 2016.
April 1, 2017
Approximate date that revised rates may
become effective
(assuming standard procedure)
June 28-29, 2016
NY PSC held Public
Statement Hearings
October 5, 2016
Commencement of
Evidentiary Hearings in
Albany, NY

Usage Per Account(1) (Mcf)
2006
2008
2010
2012
2014
2016

Usage Per Account(1) (MMcf)
2006
2008
2010
2012
2014
2016

40
(1)  Weighted Average of New York and Pennsylvania service territories (assumes normal weather).
Residential Usage
Industrial Usage
80
90
100
110
120
12-Months Ended June 30
20
25
30
35
40
12-Months Ended June 30
Utility: Shifting Trends in Customer Usage
Downstream

$152
$152
$152
$151
$163
$164
$16
$16
$20
$33
$28
$24
$11
$9
$6
$10
$9
$7
$179
$177
$178
$193
$200
$195
$0
$50
$100
$150
$200
$250
2011
2012
2013
2014
2015
12 Months
ended
06/30/16
Fiscal Year
  All Other O&M Expenses
  O&M Pension Expense
  O&M Uncollectible Expense
A Proven History of Controlling Costs
41
(1)
$10 million of increase in pension costs from fiscal 2013 primarily due to  the NY PSC earnings settlement in May 2014.
(1)
Downstream

National Fuel

Capital Expenditures (Millions)
Fiscal Year

Utility: Strong Commitment to Safety
42
The Utility
remains focused on maintaining the
ongoing safety and reliability of its system
Recent increase due to ~$60MM upgrade
of the Utility’s Customer Information
System
and anticipated acceleration of
pipeline replacement program
$43.8
$48.1
$49.8
$54.4
$58.3
$72.0
$88.8
$94.4
$90-$100
$90-$100
$0.0
$30.0
$60.0
$90.0
$120.0
$150.0
2012
2013
2014
2015
2016E
2017E
Capital Expenditures for Safety
Total Capital Expenditures
Downstream

Consolidated Financial Overview Upstream | Midstream | Downstream 43

Corporate
$58
$72
$89
$94
$90-$100
$90-$100
$144
$56
$140
$230
$125-$140
$400-$450
$80
$55
$138
$118
$55-$65
$75-$85
$694
533
$603
$557
$120-$135
$160-$200
$977
$717
$970
$1,001
$390-$440
$725-$835
$0
$500
$1,000
$1,500
2012
2013
2014
2015
2016E
2017E
Fiscal Year
Exploration & Production Segment
Gathering Segment
Pipeline & Storage Segment
Utility Segment
Energy Marketing & Other
Capital Expenditures by Segment
44
(1)
(1) FY 2016 and FY 2017 capital expenditure guidance reflects the netting of up-front and recurring proceeds received from joint development partner for working interest in joint development wells.
Note: A reconciliation to Capital Expenditures as presented on the Consolidated Statement of Cash Flows is included at the end of this presentation.

Corporate
EBITDA Contribution by Segment
45
Note: A reconciliation of Adjusted EBITDA to Net Income as presented on the Consolidated Statement of Income and Earnings Reinvested in the Business is included at the end of this presentation.
Corporate
$160
$172
$165
$164
$142
$137
$161
$186
$188
$193
$64
$69
$74
$397
$492
$539
$422
$366
$704
$852
$953
$843
$772
$0
$250
$500
$750
$1,000
$1,250
2012
2013
2014
2015
TTM
6/30/16
Fiscal Year
Exploration & Production Segment
Gathering Segment
Pipeline & Storage Segment
Utility Segment
Energy Marketing & Other

Corporate
Financial Position & Liquidity
46
Note:  A reconciliation of Adjusted EBITDA to Net Income is included at the end of this presentation.
Total
Equity
42%
Total
Debt
58%
$3.6 Billion Total Capitalization
as of June 30, 2016
1.89 x
1.89 x
1.77 x
2.27 x
2.72 x
2012
2013
2014
2015
TTM
06-30-16
Fiscal Year
Debt/Adjusted EBITDA
Capitalization
Debt Maturity Profile ($MM)
Liquidity
Committed Credit Facilities
Short-term Debt Outstanding
Available Short-term Credit Facilities
Cash Balance at 06/30/16
Total Liquidity at 06/30/16
$ 1,250 MM
$         0 MM
$ 1,250 MM
$    106 MM
$ 1,356 MM
$300
$250
$500
$549
$500
$0
$200
$400
$600

National Fuel
Corporate

Annual Dividend Rate
1970
1976
1982
1988
1994
2000
2006
2012
Annual Rate at Fiscal Year End

Dividend Track Record
47
(1)
As of August 3, 2016.
Current
Dividend Yield
(1)
2.9%
Dividend Consistency
Consecutive Dividend Payments
114 Years
Consecutive Dividend Increases
46 Years
Current
Annualized Dividend Rate
$1.62
per Share
$0.00
$0.50
$1.00
$1.50
$2.00

Appendix 48

Appendix
Total Seneca Capital Spending by Division
49
$63
$105
$83
$57
~$35
$35-$45
$631
$428
$520
$500
$85-$100
$125-$155
$694
$533
$603
$557
$120-$135
$160-$200
$0
$200
$400
$600
$800
2012
2013
2014
2015
2016E
2017E
Fiscal Year
Appalachia
West Coast (California)
(2)
(1)
(1)
FY2016 and FY 2017 capital expenditure guidance reflects the netting of up-front and recurring proceeds received from joint development partner for working interest in joint development wells.
(2)
Seneca’s West Coast division includes Seneca corporate and eliminations.

Appendix
Marcellus Operated Well Results
50
EDA Development Wells:
Area
Producing
Well
Count
Average IP Rate
(MMcfd)
Average
30-Day (MMcf/d)
Average Treatable
Lateral Length (ft)
Covington
Tioga
County
47
5.2
4.1
4,023’
Tract 595
Tioga
County
44
(2)
7.4
4.9
4,754’
Tract 100
Lycoming
County
60
(2)
17.0
12.6
5,221’
Area
Producing
Well
Count
Average IP Rate
(MMcfd)
Average
30-Day (MMcf/d)
Average Treatable
Lateral Length (ft)
Clermont/Rich Valley
(CRV) & Hemlock
Elk, Cameron &
McKean
counties
100
(1)
6.9
5.2
(1)
7,045’
WDA Development Wells:
(1)
Excludes 2 wells now operated by Seneca that were drilled by another operator as part of a joint-venture.  30-day average excludes 14 wells that have not been on line 30 days.
(2)
Excludes 1 well each drilled into and producing from the Geneseo Shale inTract 595 and Tract 100.

Appendix
Marcellus Shale Program Economics
~1,100 WDA Locations Economic Below $2.00/MMBtu
$3.00
IRR %
(1)
$2.75
IRR %
(1)
$2.50
IRR %
(1)
DCNR 100
Dry Gas
(1033 BTU)
12
5,400
13-14
58%
42%
24%
$1.59
Gamble
Dry Gas
(1033 BTU)
44
4,600
11-12
43%
28%
15%
$1.73
CRV
Dry Gas
(1045 BTU)
54
8,000
8.5-9.5
22%
15%
9%
$1.94
Hemlock /
Ridgway
Dry Gas
(1045 BTU)
636
8,800
8-9
22%
14%
8%
$1.97
Remaining
Tier 1
Dry Gas
(1045 BTU)
406
8,500
7-8
21%
13%
7%
$1.99
Net Realized
Price
(2)
Required for
15% IRR
NYMEX / DAWN Pricing
Prospect
Product
Locations
Remaining
to Be Drilled
Completed
Lateral
Length (ft)
Average
EUR (Bcf)
Anticipated
Delivery
Market
Niagara Expansion
Northern Access
Canada (Dawn) /
TGP200
Atlantic Sunrise
Southeast US
(NYMEX+)
(1)
Internal Rate of Return (IRR) is pre-tax and includes estimated well costs under current cost structure, LOE, and Gathering tariffs anticipated for each prospect.
(2)
Net realized price reflects either (a) price received at the well-head or (b) price received at delivery market net of firm transportation charges.
51

Appendix
Volume
Avg.
Price
Volume
Avg.
Price
Volume
Avg.
Price
Volume
Avg.
Price
Volume
Avg.
Price
NYMEX Swaps
9,930
$3.96
35,710
$4.29
26,070
$3.49
25,560
$3.18
16,880
$3.07
Dominion
Swaps
4,260
$3.77
6,540
$3.86
-
-
-
-
-
-
MichCon Swaps
3,000
$4.10
3,000
$4.10
-
-
-
-
-
-
Dawn Swaps
4,080
$3.82
19,100
$3.70
8,400
$3.08
7,200
$3.00
7,200
$3.00
Fixed Price
Physical Sales
14,224
$2.40
59,926
$2.43
14,197
$2.56
5,955
$3.18
3,005
$3.25
Total
35,494
$3.31
124,276
$3.27
48,667
$3.15
38,715
$3.14
27,085
$3.07
Fiscal 2019
Fiscal 2020
Fiscal 2016
Fiscal 2017
Fiscal 2018
Natural Gas Hedge Positions
52
(Volumes in thousands MMBtu; Prices in $/MMBtu)
(1)
For the remaining three months of Fiscal 2016.
(2)
Fixed price physical sales exclude joint development partner’s share of fixed price contract WDA volumes as specified under the joint development agreement.
(1)
(2)

Appendix
Crude Oil Hedge Positions
53
Fiscal 2016
Fiscal 2017
Fiscal 2018
Volume
Avg.
Price
Volume
Avg.
Price
Volume
Avg.
Price
Brent Swaps
51,000
$94.06
123,000
$92.27
24,000
$91.00
NYMEX Swaps
432,000
$73.82
885,000
$64.17
207,000
$62.27
Total
483,000
$75.96
1,008,000
$67.60
231,000
$65.25
(Volumes & Prices in Bbl)
(1)
For the remaining three months of Fiscal 2016.
(1)

Appendix
Comparable GAAP Financial Measure Slides & Reconciliations
54
This
presentation
contains
certain
non-GAAP
financial
measures.
For
pages
that
contain
non-GAAP
financial
measures,
pages
containing
the
most
directly
comparable
GAAP
financial
measures
and
reconciliations
are
provided
in
the
slides
that
follow.
The
Company
believes
that
its
non-GAAP
financial
measures
are
useful
to
investors
because
they
provide
an
alternative
method
for
assessing
the
Company’s
ongoing
operating
results
and
for
comparing
the
Company’s
financial
performance
to
other
companies.
The
Company’s
management
uses
these
non-
GAAP
financial
measures
for
the
same
purpose,
and
for
planning
and
forecasting
purposes.
The
presentation
of
non-GAAP
financial
measures
is
not
meant
to
be
a
substitute
for
financial
measures
prepared
in
accordance
with
GAAP.
The
Company
defines
Adjusted
EBITDA
as
reported
GAAP
earnings
before
the
following
items:
interest
expense,
depreciation,
depletion
and
amortization,
interest
and
other
income,
impairments,
items
impacting
comparability
and
income
taxes.

Appendix
National Fuel Gas Company
55
Reconciliation of Adjusted EBITDA to Consolidated Net Income
($ Thousands)
FY 2012
Total Adjusted EBITDA
Exploration & Production Adjusted EBITDA
397,129
$
492,383
$
539,472
$
422,289
$
366,255

Pipeline & Storage Adjusted EBITDA
136,914

161,226

186,022

188,042

193,226

Gathering Adjusted EBITDA
14,814

29,777

64,060

68,783

74,050

Utility Adjusted EBITDA
159,986

171,669

164,643

164,037

141,598

Energy Marketing Adjusted EBITDA
5,945

6,963

10,335

12,150

6,306

Corporate & All Other Adjusted EBITDA
(10,674)

(9,920)

(11,078)

(11,900)

(9,127)

Total Adjusted EBITDA
704,114
$
852,098
$
953,454
$
843,401
$
772,308
$
Total Adjusted EBITDA
704,114
$
852,098
$
953,454
$
843,401
$
772,308
$
Minus: Interest Expense
(86,240)

(94,111)

(94,277)

(99,471)

(121,390)

Plus:  Interest and Other Income
8,822

9,032

13,631

11,961

15,505

Minus: Income Tax Expense
(150,554)

(172,758)

(189,614)

319,136

414,167

Minus: Depreciation, Depletion & Amortization
(271,530)

(326,760)

(383,781)

(336,158)

(264,160)

Minus: Impairment of Oil and Gas Properties (E&P)
-

-

-

(1,126,257)

(1,332,749)

Plus: Reversal of Stock-Based Compensation
-

-

-

7,961

7,961

Plus: Elimination of Other Post-Retirement Regulatory Liability (P&S)
21,672

-

-

-

-

Minus: Pennsylvania Impact Fee Related to Prior Fiscal Years (E&P)
(6,206)

-

-

-

-

Minus: New York Regulatory Adjustment (Utility)
-

(7,500)

-

-

-

Minus: Joint Development Agreement Professional Fees
-

-

-

-

(7,855)

Rounding
(1)

-

-

-

-

Consolidated Net Income
220,077
$
260,001
$
299,413
$
(379,427)
$
(516,213)
$
Consolidated Debt to Total Adjusted EBITDA
Long-Term Debt, Net of Current Portion (End of Period)
1,149,000
$
1,649,000
$
1,649,000
$
2,099,000
$
2,099,000
$
Current Portion of Long-Term Debt (End of Period)
250,000

-

-

-

-

Notes Payable to Banks and Commercial Paper (End of Period)
171,000

-

85,600

-

-

Total Debt (End of Period)
1,570,000
$
1,649,000
$
1,734,600
$
2,099,000
$
2,099,000
$
Long-Term Debt, Net of Current Portion (Start of Period)
899,000

1,149,000

1,649,000

1,649,000

2,099,000

Current Portion of Long-Term Debt (Start of Period)
150,000

250,000

-

-

-

Notes Payable to Banks and Commercial Paper (Start of Period)
40,000

171,000

-

85,600

-

Total Debt (Start of Period)
1,089,000
$
1,570,000
$
1,649,000
$
1,734,600
$
2,099,000
$
Average Total Debt
1,329,500
$
1,609,500
$
1,691,800
$
1,916,800
$
2,099,000
$
Average Total Debt to Total Adjusted EBITDA
1.89 x
1.89 x
1.77 x
2.27 x
2.72 x
FY 2013
12-Months
Ended 6/30/16
FY 2014
FY 2015

Appendix
National Fuel Gas Company
56
(1) FY 2016 and FY 2017 capital expenditure guidance reflects the netting of up-front and recurring proceeds received from joint development partner for working interest in joint development wells.
Reconciliation of Segment Capital Expenditures to
Consolidated Capital Expenditures
($ Thousands)
FY 2016
FY 2017
FY 2012
FY 2013
FY 2014
FY 2015
Forecast
Forecast
Capital Expenditures from Continuing Operations
Exploration
&
Production
Capital
Expenditures
(1)
693,810
$
533,129
$
602,705
$
557,313
$
$120,000 -
$135,000
$160,000 -
$200,000
Pipeline & Storage Capital Expenditures
144,167
56,144
$
139,821
$
230,192
$
$125,000 -
$140,000
$400,000 -
$450,000
Gathering Segment Capital Expenditures
80,012
54,792
$
137,799
$
118,166
$
$55,000 -
$65,000
$75,000 -
$85,000
Utility Capital Expenditures
58,284
71,970
$
88,810
$
94,371
$
$90,000 -
$100,000
$90,000 -
$100,000
Energy Marketing, Corporate & All Other Capital Expenditures
1,121
1,062
$
772
$
467
$
Total Capital Expenditures from Continuing Operations
977,394
$
717,097
$
969,907
$
1,000,509
$
$390,000 -
$440,000
$725,000 -
$835,000
Capital Expenditures from Discountinued Operations
All Other Capital Expenditures
-
$
-
$
-
$
-
$
Plus (Minus) Accrued Capital Expenditures
Exploration & Production FY 2015 Accrued Capital Expenditures
-
$
-
$
-
$
(46,173)
$
Exploration & Production FY 2014 Accrued Capital Expenditures
-
-
(80,108)
80,108
Exploration & Production FY 2013 Accrued Capital Expenditures
-
(58,478)
58,478
-
Exploration & Production FY 2012 Accrued Capital Expenditures
(38,861)
38,861
-
-
Exploration & Production FY 2011 Accrued Capital Expenditures
103,287
-
-
-
Exploration & Production FY 2010 Accrued Capital Expenditures
-
-
-
-
Pipeline & Storage FY 2015 Accrued Capital Expenditures
-
-
-
(33,925)
Pipeline & Storage FY 2014 Accrued Capital Expenditures
-
-
(28,122)
28,122
Pipeline & Storage FY 2013 Accrued Capital Expenditures
-
(5,633)
5,633
-
Pipeline & Storage FY 2012 Accrued Capital Expenditures
(12,699)
12,699
-
-
Pipeline & Storage FY 2011 Accrued Capital Expenditures
16,431
-
-
-
Pipeline & Storage FY 2010 Accrued Capital Expenditures
-
-
-
-
Gathering FY 2015 Accrued Capital Expenditures
-
-
-
(22,416)
Gathering FY 2014 Accrued Capital Expenditures
-
-
(20,084)
20,084
Gathering FY 2013 Accrued Capital Expenditures
-
(6,700)
6,700
-
Gathering FY 2012 Accrued Capital Expenditures
(12,690)
12,690
-
-
Gathering FY 2011 Accrued Capital Expenditures
3,079
-
-
-
Utility FY 2015 Accrued Capital Expenditures
-
-
-
(16,445)
Utility FY 2014 Accrued Capital Expenditures
-
-
(8,315)
8,315
Utility FY 2013 Accrued Capital Expenditures
-
(10,328)
10,328
-
Utility FY 2012 Accrued Capital Expenditures
(3,253)
3,253
-
-
Utility FY 2011 Accrued Capital Expenditures
2,319
-
-
-
Utility FY 2010 Accrued Capital Expenditures
-
-
-
-
Total Accrued Capital Expenditures
57,613
$
(13,636)
$
(55,490)
$
17,670
$
Eliminations
-
$
-
$
-
$
-
$
Total Capital Expenditures per Statement of Cash Flows
1,035,007
$
703,461
$
914,417
$
1,018,179
$
$390,000 -
$440,000
$725,000 -
$835,000

Appendix
National Fuel Gas Company
57
Reconciliation of Exploration & Production Adjusted EBITDA for Appalachia and West Coast divisions to Exploration & Production Segment Net Income
($ Thousands)
Appalachia
West Coast
Total E&P
Appalachia
West Coast
Total E&P
Reported GAAP Earnings
(24,192)
$
5,027
$
(19,165)
$
(574,002)
$
(102,603)
$
(676,605)
$
Depreciation, Depletion and Amortization
25,464

5,815

31,279

129,641

29,223

158,864

Interest and Other Income
(88)

-

(88)

(102)

(1,340)

(1,442)

Interest Expense
13,190

563

13,753

53,759

2,298

56,057

Income Taxes
(17,820)

4,134

(13,686)

(434,320)

(74,136)

(508,456)

Impairment of Oil and Gas Producing Properties
70,559

12,099

82,658

1,078,670

254,079

1,332,749

Joint Development Agreement Professional Fees
3,173

-

3,173

7,855

-

7,855

Reversal of Stock Based Compensation
-

-

-

(825)

(1,942)

(2,767)

Adjusted EBITDA
70,286
$
27,638
$
97,924
$
260,676
$
105,579
$
366,255
$
Appalachia
West Coast
Total E&P
Appalachia
West Coast
Total E&P
Production:
Gas Production (MMcf)
38,846

763

39,609

137,930

3,094

141,024

Oil Production (MBbl)
6

722

728

24

2,953

2,977

Total Production (Mmcfe)
38,882

5,095

43,977

138,074

20,812

158,886

Adjusted EBITDA Margin per Mcfe
1.81
$
5.42
$
2.23
$
1.89
$
5.07
$
2.31
$
Total Production (Mboe)
NM
849

NM
NM
3,469

NM
Adjusted EBITDA Margin per Boe
NM
32.55
$
NM
NM
30.44
$
NM
Note: Seneca West Coast division includes Seneca corporate and eliminations.
Three Months Ended
June 30, 2016
Twelve Months Ended
June 30, 2016

Appendix
National Fuel Gas Company
58
Reconciliation of Exploration & Production Segment Operating Expenses by Division
($000s unless noted otherwise)
Appalachia
West Coast
Total E&P
Appalachia
West Coast
Total E&P
Appalachia
West Coast
Total E&P
Appalachia
West Coast
Total E&P
$/ Mcfe
$ / Boe
$ / Mcfe
$/ Mcfe
$ / Boe
$ / Mcfe
Operating Expenses:
Lease Operating & Transportation Expense - Gathering
$76,709
$0
$76,709
$0.56
$0.00
$0.49
$69,937
$0
$69,937
$0.50
$0.00
$0.44
Lease Operating Expense - Other
$34,013
$57,078
$91,091
$0.25
$16.17
$0.57
$32,811
$62,786
$95,597
$0.24
$17.74
$0.59
Total Lease Operating Expense
$110,722
$57,078
$167,800
$0.81
$16.17
$1.06
$102,748
$62,786
$165,534
$0.74
$17.74
$1.03
General & Administrative Expense
$47,445
$18,669
$66,114
$0.35
$5.29
$0.42
$45,987
$17,817
$63,804
$0.33
$5.03
$0.40
All Other Operating and Maintenance Expense
$5,296
$9,008
$14,304
$0.04
$2.55
$0.09
$6,779
$7,742
$14,521
$0.05
$2.19
$0.09
Property, Franchise and Other Taxes
$9,046
$11,121
$20,167
$0.07
$3.15
$0.13
$10,114
$10,651
$20,765
$0.07
$3.01
$0.13
Total Taxes & Other
$14,342
$20,129
$34,471
$0.11
$5.70
$0.22
$16,893
$18,393
$35,286
$0.12
$5.20
$0.22
Depreciation, Depletaion & Amortization
$239,818
$1.52
$296,210
$1.85
Production:
Gas Production (MMcf)
136,404

3,159

139,563

139,097

3,210

142,307

Oil Production (MBbl)
30

3,004

3,034

31

3,005

3,036

Total Production (Mmcfe)
136,584

21,183

157,767

139,283

21,240

160,523

Total Production (Mboe)
22,764

3,531

26,295

23,214

3,540

26,754

Note: Seneca West Coast division includes Seneca corporate and eliminations.
Twelve Months Ended
September 30, 2015
Twelve Months Ended
September 30, 2014